Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of FSP 303 East Wacker Drive Corp. (the "Company") for the year ended December 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, John G. Demeritt, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that, to his knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 16, 2018

/s/ John G. Demeritt

John G. Demeritt

Chief Financial Officer (Principal Financial Officer)